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                                ING MUTUAL FUNDS
                         ING Global Equity Dividend Fund

                    Supplement Dated February 17, 2006 to the
   Class A, Class B, Class C, and Class M Prospectus dated March 1, 2005 and the Class O Prospectus dated September 30, 2005

      Effective January 19, 2006, Nicolas Simar and Moudy El Khodr replaced Jorik van den Bos, Joris Franssen, and Joost de Graaf as Portfolio Managers to ING Global Equity Dividend Fund.

      The section entitled "Management of the Funds - Adviser and Sub-Advisers - ING Global Equity Dividend Fund" on page 36 of the Class A, Class B, Class C, and Class M Prospectus is hereby deleted in its entirety and replaced with the following:

      ING GLOBAL EQUITY DIVIDEND FUND

      The following individuals share responsibility for the day-to-day management of ING Global Equity Dividend Fund, since January 2006:

      Nicolas Simar, Head of Value/High Dividend, is responsible for the High Dividend strategies. Mr. Simar started his career at the Banque Bruxelles Lambert in 1996 (now part of ING) as an Investment Manager of Fixed Income and moved three years later to the Equity team to manage the Euro High Dividend strategy. Mr. Simar has ten years of investment experience.

      Moudy El Khodr, Senior Investment Manager Equities, is responsible for the management of the global and US high dividend strategies. Mr. Khodr has been in charge of the globally investing EUR 3.1 bn large Star fund since he entered ING IM, in March 2001. Prior to this, he was an equity fund manager at Banque Generale du Luxembourg (BGL). Mr. Khodr started his career at the Belgian stock exchange (now Euronext Brussels) in the study & statistical department. He has eight years of investment experience and is a European Certified Financial Analyst.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE